Exhibit 99.147










                              NORTH VALLEY BANCORP
                      EXECUTIVE DEFERRED COMPENSATION PLAN

                              NORTH VALLEY BANCORP
                      EXECUTIVE DEFERRED COMPENSATION PLAN

                                Table of Contents
                                -----------------

                                    ARTICLE 1
                                   DEFINITIONS
                                   -----------

1.1      ANNIVERSARY DATE......................................................1
1.2      BENEFIT ELECTION FORM.................................................1
1.3      CHANGE OF CONTROL.....................................................1
1.4      CODE..................................................................2
1.5      COMPANY...............................................................2
1.6      COMPENSATION..........................................................2
1.7      DEFERRAL ACCOUNT......................................................2
1.8      DEFERRAL ELECTION FORM................................................2
1.9      DEFERRALS.............................................................2
1.10     DISABILITY............................................................2
1.11     EFFECTIVE DATE........................................................2
1.12     EMPLOYER..............................................................2
1.13     ERISA.................................................................3
1.14     EXECUTIVE.............................................................3
1.15     PERFORMANCE-BASED COMPENSATION........................................3
1.16     PLAN YEAR.............................................................3
1.17     SECTION 409A..........................................................3
1.18     SPECIFIED EMPLOYEE....................................................3
1.19     TERMINATION FOR CAUSE.................................................3
1.20     TERMINATION OF EMPLOYMENT.............................................3

                                    ARTICLE 2
                                DEFERRAL ELECTION
                                -----------------

2.1      TIMING OF ELECTION....................................................4
2.2      FIRST YEAR OF ELIGIBILITY.............................................4
2.3      ELECTION CHANGES......................................................5
2.4      VALIDITY OF ELECTIONS.................................................5

                                    ARTICLE 3
                                DEFERRAL ACCOUNT
                                ----------------

3.1      ESTABLISHING AND CREDITING............................................5
3.2      STATEMENT OF ACCOUNTS.................................................5
3.3      ACCOUNTING DEVICE ONLY................................................6

                                    ARTICLE 4
                                LIFETIME BENEFITS
                                -----------------

4.1      TERMINATION OF EMPLOYMENT BENEFIT.....................................6
4.2      DISABILITY BENEFIT....................................................6
4.3      CHANGE OF CONTROL BENEFIT.............................................7
4.4      UNFORESEEABLE EMERGENCY DISTRIBUTION..................................7
4.5      TRANSITION RULE DISTRIBUTION ELECTION.................................8

                                    ARTICLE 5
                                 DEATH BENEFITS
                                 --------------

5.1      DEATH DURING ACTIVE SERVICE...........................................8
5.2      DEATH DURING PAYMENT OF LIFETIME BENEFIT..............................8
5.3      DEATH AFTER TERMINATION OF EMPLOYMENT BUT BEFORE PAYMENT OF A
          LIFETIME BENEFIT COMMENCES...........................................8

                                    ARTICLE 6
                                  BENEFICIARIES
                                  -------------

6.1      BENEFICIARY DESIGNATIONS..............................................9
6.2      FACILITY OF PAYMENT...................................................9

                                    ARTICLE 7
                               GENERAL LIMITATIONS
                               -------------------

7.1      TERMINATION FOR CAUSE.................................................9
7.2      SUICIDE OR MISSTATEMENT...............................................9

                                    ARTICLE 8
                          CLAIMS AND REVIEW PROCEDURES
                          ----------------------------

8.1      CLAIMS PROCEDURE.....................................................10

                                    ARTICLE 9
                           AMENDMENTS AND TERMINATION
                           --------------------------

9.1      TERMINATION..........................................................13
9.2      AMENDMENT............................................................13

                                   ARTICLE 10
                                  MISCELLANEOUS
                                  -------------

10.1     BINDING EFFECT.......................................................13
10.2     NO GUARANTEE OF EMPLOYMENT...........................................13
10.3     NON-TRANSFERABILITY..................................................14
10.4     TAX WITHHOLDING......................................................14
10.5     APPLICABLE LAW.......................................................14

10.6     UNFUNDED ARRANGEMENT.................................................14
10.7     REORGANIZATION.......................................................14
10.8     ENTIRE AGREEMENT.....................................................14
10.9     ADMINISTRATION.......................................................14
10.10    NAMED FIDUCIARY......................................................14
10.11    PROHIBITED ACCELERATION/DISTRIBUTION TIMING..........................15
10.12    AGGREGATION OF EMPLOYERS.............................................15
10.13    AGGREGATION OF PLANS.................................................15
10.14    REIMBURSEMENT OF EXPENSES IN ENFORCING RIGHTS........................15
10.15    OFFSET FOR OBLIGATIONS TO EMPLOYER...................................16


EXHIBIT 1.....................................................................17
EXHIBIT 2.....................................................................18
EXHIBIT 3.....................................................................20

                              NORTH VALLEY BANCORP
                      EXECUTIVE DEFERRED COMPENSATION PLAN

                              Amended and Restated
                            Effective January 1, 2007

                                     Purpose

         The purpose of this North Valley Bancorp Executive Deferred Compensation Plan is to provide a deferred compensation opportunity to a select group of management or highly compensated employees of North Valley Bancorp and those of its affiliates that are participating employers under this Plan, as set forth in Section 1.12. This Plan shall be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. This Plan is intended to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, as added by the American Jobs Creation Act of 2004 and the Treasury regulations or any other authoritative guidance issued thereunder.

         This Plan amends and restates the Executive Deferred Compensation Agreements between North Valley Bank and the executives covered hereunder, as set forth in Section 1.14, that previously governed the compensation deferrals contemplated under this Plan and elected by said executives. All compensation deferrals elected by said executives, including deferrals prior to January 1, 2005, are subject to Section 409A (defined below).

                                    Article 1
                                   Definitions

         Whenever used in this Plan, the following words and phrases shall have the meanings specified:

         1.1      "Anniversary Date means December 31 of each year.

         1.2      "Benefit Election Form" means the Form attached as Exhibit 3.

         1.3 "Change of Control" means the occurrence of any of the following events with respect to the Company or the Employer: (i) a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or in response to any other form or report to the regulatory agencies or governmental authorities having jurisdiction over the Company or any stock exchange on which the Company's shares are listed which requires the reporting of a change in control; (ii) any merger, consolidation or reorganization of the Company or the Employer in which the Company or the Employer does not survive; (iii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) of any assets of the Company or the Employer having an aggregate fair market value of fifty percent (50%) of the total value of the assets of the Company or the Employer, reflected in the most recent balance sheet of the Company or the Employer; (iv) a transaction whereby any "person" (as such term is used in the Exchange Act or any individual, corporation, partnership, trust or any other entity) is or becomes the beneficial owner, directly or indirectly, of securities of Employer representing fifty percent

(50%) or more of the combined voting power of the Company's or the Employer's then outstanding securities; (v) if in any one year period, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each new director is approved by a vote of a least three-quarters of the directors then still in office who were directors at the beginning of the period; (iv) a majority of the members of the Board of Directors of the Company in office prior to the happening of any event determines in its sole discretion that as a result of such event there has been a change in control. Notwithstanding the foregoing or anything else contained herein to the contrary, there shall not be a "change of control" for purposes of this Plan if the event which would otherwise come within the meaning of the term "change of control" involves (a) an Employee Stock Ownership Plan or similar plan sponsored by the Company which is the party that acquires "control" or is the principal participant in the transaction constituting a "change of control," as described above; or (b) the merger or consolidation or other restructuring of an Employer with another Employer participating in the Plan; or (c) for purposes of Section 4.3 only, an event that does not constitute a change in control within the meaning of subsection
(a)(2)(A)(v) of Section 409A and any authoritative guidance issued thereunder from time to time by the Internal Revenue Service.

         1.4      "Code" means the Internal Revenue Code of 1986, as amended.

         1.5      "Company" means North Valley Bancorp, and any successor.

         1.6 "Compensation" means the total salary and bonus paid to the Executive during a Plan Year.

         1.7 "Deferral Account" means the Company's accounting of the Executive's accumulated Deferrals plus accrued interest.

         1.8      "Deferral Election Form" means the Form attached as Exhibit 2.

         1.9 "Deferrals" means the amount of the Executive's Compensation which the Executive elects to defer according to this Plan.

         1.10     "Disability" means, except as may otherwise be required by
Section 409A, a period of disability during which an Executive (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve
(12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Employer.

         1.11     "Effective Date" means January 1, 2007.

         1.12 "Employer" means the Company and any affiliate of the Company that adopts this Plan with the approval of the Company and that employs the Executive, and any successor.

         1.13 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         1.14 "Executive" means any employee of the Employer who the Employer designates for Plan participation, provided that employees may not participate in the Plan unless they are members of a select group of management or highly compensated employees of the Employer, as membership in such group is determined for purposes of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA (which determination shall be made by the Employer in its sole discretion). As of the Effective Date, the participating Executives are as set forth on the attached Exhibit 1.

         1.15 "Performance-Based Compensation" means that portion of an Executive's Compensation the amount of which, or the entitlement to which, is contingent on the satisfaction of pre-established organizational or individual performance criteria relating to a performance period of at least twelve (12) consecutive months, and which satisfies the requirements for "performance-based compensation" under Section 409A including the requirement that the performance criteria be established in writing by not later than (i) ninety (90) days after the commencement of the period to which the criteria relates and (ii) the date the outcome ceases to be substantially uncertain.

         1.16     "Plan Year" means the calendar year.

         1.17 "Section 409A" means Code section 409A and the Treasury regulations or other authoritative guidance issued thereunder. Whenever the terms "subject to Section 409A" or "to the extent permitted by Section 409A" (or any such similar reference so as to indicate that a Plan provision is subject to
Section 409A) are used, such terms shall be interpreted to mean that the applicable Plan provision shall be effective only if and to the extent such provision would not trigger penalty taxes or interest under Section 409A; except to the extent that Section 409A requires that such terms be disregarded because they purport to nullify Plan terms that are not in compliance with 409A.

         1.18 "Specified Employee" means, with respect to a corporation any stock of which is publicly traded on an established securities market or otherwise, a key employee, as currently defined in Code ss.416(i) (without regard to paragraph (5) thereof) to mean, as of the Effective Date, an employee of the Employer who, at any time during the Plan Year, is (1) an officer of the Employer having an annual compensation greater than one hundred thirty-five thousand dollars ($135,000) for 2005 (indexed for inflation in future years);
(ii) a five-percent (5%) owner of the Employer; or (iii) a one-percent (1%) owner of the Employer having an annual compensation from the Employer of more than one hundred fifty thousand dollars ($150,000).

         1.19     "Termination for Cause" is as described in Article 7.

         1.20 "Termination of Employment" means that the Executive ceases to be employed by the Employer for any reason whatsoever other than by reason of a leave of absence, which is approved by the Employer. Notwithstanding the preceding, a Termination of Employment shall not include any event that does not qualify as a "Separation from Service" under Section 409A, treating as a Separation from Service an anticipated permanent reduction in the level of bona fide services to twenty percent (20%) or less of the average level of bona fide services performed over the immediately preceding thirty-six (36) month period (or the full period during which the Executive performed services for the Employer, if that is less than thirty-six (36) months. For this purpose, upon a sale or other disposition of the assets of the Employer to an unrelated purchaser, the Employer reserves the right to the extent permitted under Section 409A to determine whether Executives providing services to the purchaser after and in connection with the purchase transaction have experienced a Separation from Service under Section 409A.

                                    Article 2
                                Deferral Election

         2.1 Timing of Election. The Executive shall make a deferral election under the Plan by filing with the Company a signed Deferral Election Form within the deadlines established by the Company, provided that, except as provided below, in no event shall such an election be made after the last day of the Plan Year preceding the Plan Year in which the services giving rise to the Compensation to be deferred are to be performed.

                  Notwithstanding the preceding, if and to the extent permitted by the Company, an Executive may make an election to defer that portion (if any) of his or her Compensation which qualifies as Performance-Based Compensation no later than six (6) months prior to the last day of the period over which the services giving rise to the Performance-Based Compensation are performed; provided that the Executive performs services continuously from the later of the beginning of the performance period or the date the performance criteria are established through the date of the deferral election, and provided further that in no event may such a deferral election be made pursuant to this paragraph with respect to any portion of the Performance-Based Compensation that has become reasonably ascertainable prior to the making of the deferral election, within the meaning of Section 409A.

                  In addition, notwithstanding the preceding, to the extent permitted under Section 409A, the Company may, in its discretion, permit an Executive to make an election to defer Compensation which relates all or in part to services performed on or before December 31, 2005 (including elections to defer (i) regular salary for services performed in the 2005 calendar year, (ii) bonus performance incentive payments payable in 2005 in respect of services performed during the 2004 calendar year and/or (iii) bonus or performance incentive payments payable in 2005 in respect of services performed during the 2005 calendar year) no later than the earlier of (a) March 15, 2005 or (b) the date such Compensation is otherwise payable to the Executive.

                  To the extent permitted under Section 409A, and by the Company, the Executive may terminate participation in the Plan or cancel a deferral election under the Plan at any time during the 2005 calendar year.

         2.2 First Year of Eligibility. Notwithstanding the above, but subject to Section 10.12, if and to the extent permitted by the Company, in the case of the first Plan Year in which an Executive becomes eligible to participate in the Plan (or again becomes eligible after having been ineligible for at least twenty-four (24) months), the Executive may make a deferral election at times other than those permitted above, provided that such election is made no later than thirty (30) days after the date the Executive becomes so eligible (or re-eligible) to participate in the Plan. Such election will apply only with respect to compensation attributable to services performed after the date the election. For this purpose, an election will be deemed to apply to bonus payments for services performed after the election if the election applies to no more than an amount equal to the total bonus payments for the performance period multiplied by the ratio of the number of days remaining in the performance period after the election over the total number of days in the performance period. Also, for this purpose (and notwithstanding anything herein to the contrary), the Company may treat an individual as an Executive prior to his or her commencement of employment with the Employer in order that the individual may make a timely deferral election with respect to Compensation earned prior to or upon commencement of employment.

         2.3 Election Changes. Subject to Section 4.4, and except as may be required to satisfy the conditions for a hardship distribution from the Employer's 401(k) plan, an Executive may not change his or her deferral election that is in effect for a Plan Year, unless permitted by the Company in compliance with Section 409A (such as, for example, to cancel a deferral election upon the Executive's disability (as defined in Section 1.409A-3(j)(4)(xii) of the Treasury regulations).

         2.4 Validity of Elections. The Company reserves the right to determine the validity of all deferral elections made under the Plan in accordance with the requirements of applicable law, including Section 409A. If the Company, in its sole discretion, determines that an election is not valid under applicable law, the Company may treat the deferral election as null and void, and cause the Employer to pay Compensation to the affected Executive without regard to the Executive's deferral election. By way of example and not limitation, if the Company determines that a deferral election should have been made at a time that is earlier than the time it is actually made (even if such election would otherwise comply with the terms of the Plan), the Company will have the right to disregard such election and to have the Employer pay Compensation to the affected Executive without regard to the Executive's deferral election.

                                    Article 3
                                Deferral Account

         3.1 Establishing and Crediting. The Company shall establish a Deferral Account on its books for the Executive and shall credit to the Deferral Account the following amounts:

                  3.1.1 Deferrals. The Compensation deferred by the Executive as of the time the Compensation would have otherwise been paid to the Executive.

                  3.1.2 Interest. Interest is to be accrued on the account balance based on the 11th District Cost of Funds plus six percent (6%) but in no event shall the rate be lower than eight percent (8%) nor higher than eleven percent (11%). The interest shall be credited on the first business day of the Plan Year, compounded monthly. The interest rate determined as of the first business day of the Plan Year shall be the same rate used for the entirety of the Plan Year.

         3.2 Statement of Accounts. The Company shall provide to the Executive, within one hundred twenty (120) days after each Anniversary Date, a statement setting forth the Deferral Account balance.

         3.3 Accounting Device Only. The Deferral Account is solely a device for measuring amounts to be paid under this Plan. The Deferral Account is not a trust fund of any kind. The Executive is a general unsecured creditor of the Company for the payment of benefits. The benefits represent the mere Company promise to pay such benefits. The Executive's rights are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Executive's creditors.

                                    Article 4
                                Lifetime Benefits

         4.1 Termination of Employment Benefit. Upon Termination of Employment for reasons other than death or Disability, the Company shall pay to the Executive the benefit described in this Section 4.1 in lieu of any other benefit under the Plan.

                  4.1.1 Amount of Benefit. The benefit under this Section 4.1 is the Deferral Account balance at the date of payment (or commencement of payment) of the Executive's benefit, as provided in Section 4.1.2.

                  4.1.2 Payment of Benefit. The Company shall pay the benefit under this Section 4.1 to the Executive (i) in a lump sum during the ninety (90) day period following the Executive's Termination of Employment or (ii) as an annual benefit in twelve (12) equal monthly installments payable over five (5), ten (10), fifteen (15) or twenty
         (20) years on the first day of each month commencing with the month following the Executive's Termination of Employment, as irrevocably elected by the Executive on the Benefit Election Form (Exhibit 3) submitted to the Company on the later of December 31, 2007 (subject to any Section 409A restrictions on such election) or the date of the Executive's initial deferral election under the Plan; provided, however, that to the extent required under Code section 409A, the payment (or the first monthly payment) of the benefit shall be made no earlier than the date which is six (6) months after the Executive's date of Termination of Employment (or, if earlier, his or her death) if the Executive is a Specified Employee. If installments are elected, the Company shall credit interest pursuant to Section 3.1.2 on the remaining Deferral Account balance during any applicable installment period. Notwithstanding the preceding, the Executive's benefit shall automatically be paid in a lump sum during the ninety (90) day period following the Executive's Termination of Employment (or six (6) month anniversary thereof, in the case of a Specified Employee) if (i) the Executive has failed to timely make an election for the payment of the benefit, or (ii) the value of the Executive's Deferral Account as of the date of the Executive's Termination of Employment is twenty five thousand dollars ($25,000) or less.

         4.2 Disability Benefit. If the Executive terminates employment due to Disability, the Company shall pay to the Executive the benefit described in this Section 4.2 in lieu of any other benefit under the Plan.

                  4.2.1 Amount of Benefit. The benefit under this Section 4.2 is the Deferral Account balance at the Executive's Termination of Employment.

                  4.2.2 Payment of Benefit. The Company shall pay the benefit under this Section 4.2 to the Executive (i) in a lump sum as soon during the ninety (90) day period following the Executive's Termination of Employment or (ii) as an annual benefit in twelve (12) equal monthly installments payable over five (5), ten (10), fifteen (15) or twenty
         (20) years on the first day of each month commencing with the month following the Executive's Termination of Employment, as irrevocably elected on the Benefit Election Form (Exhibit 3) submitted to the Company on the later of December 31, 2007 (subject to any Section 409A restrictions on such election) or the date of the Executive's initial deferral election under the Plan. If installments are elected, the Company shall credit interest pursuant to Section 3.1.2 on the remaining Deferral Account balance during any applicable installment period. Notwithstanding the preceding, the Executive's benefit shall automatically be paid in a lump sum during the ninety (90) day period following the Executive's Termination of Employment if (i) the Executive has failed to timely make an election for the payment of the benefit, or (ii) the value of the Executive's Deferral Account as of the date of the Executive's Termination of Employment is twenty five thousand dollars ($25,000) or less.

         4.3 Change of Control Benefit. If irrevocably elected by the Executive on a Benefit Election Form (Exhibit 3) duly completed, executed and submitted to the Company by the later of December 31, 2007 (subject to any Section 409A restrictions on such election) or the date of the Executive's initial deferral election under the Plan, the Company shall pay to the Executive the benefit described in this Section 4.3.

                  4.3.1 Amount of Benefit. The benefit under this Section 4.3 is the Deferral Account balance at the Change of Control.

                  4.3.2 Payment of Benefit. The Company shall pay the benefit under this Section 4.3 to the Executive in a lump sum during the ninety
         (90) day period following the Change of Control.

         4.4 Unforeseeable Emergency Distribution. Upon the Company's determination (following petition by the Executive) that the Executive has suffered an unforeseeable emergency as described below, the Company shall (i) terminate the then effective deferral election of the Executive to the extent permitted under Section 409A, and (ii) distribute to the Executive all or a portion of the Deferral Account balance as determined by the Company, but in no event shall the distribution be greater than the amount determined by the Company that is necessary to satisfy the unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which the unforeseeable emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Executive's assets (to the extent the liquidation of assets would not itself cause severe financial hardship); provided, however, that such distribution shall be permitted solely to the extent permitted under
Section 409A. For purposes of this Section, "unforeseeable emergency" means a severe financial hardship to the Executive resulting from (a) an illness or accident of the Executive, the Executive's spouse or a beneficiary or dependent (as defined in Code Section 152(a), without regard to Code Section 152(b)(1),
(b)(2) or (d)(1)(B)) of the Executive, (b) a loss of the Executive's property due to casualty (including the need to rebuild a home following damage not otherwise covered by insurance), or (c) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Executive (e.g., imminent foreclosure of or eviction from the Executive's primary residence, the need to pay for medical expenses, including non-refundable deductibles and prescription drugs, the need to pay funeral expenses of a spouse, beneficiary or dependent), each as determined in the sole discretion of the Company (which discretion the Company is bound to exercise, however, within the limits of Section 409A).

         4.5 Transition Rule Distribution Election. In accordance with transition relief afforded under Section 409A, if an Executive irrevocably so elects no later than December 31, 2007, the Company shall pay to the Executive the benefit described in this Section 4.5 in lieu of any other benefit under the Plan.

                  4.5.1 Amount of Benefit. The benefit under this Section 4.5 is the Deferral Account balance (or any specified portion thereof) at the date of payment of the Executive's benefit, as provided in Section 4.5.2.

                  4.5.2 Payment of Benefit. The Company shall pay the benefit under this Section 4.5 to the Executive in a lump sum during January 2008.

                                    Article 5
                                 Death Benefits

         5.1 Death During Active Service. If the Executive dies while in the employment of the Company, the Company shall pay to the Executive's beneficiary the benefit described in this Section 5.1 in lieu of any other benefit under the Plan.

                  5.1.1 Amount of Benefit. The benefit under Section 5.1 is the Deferral Account balance at the time of the Executive's death.

                  5.1.2 Payment of Benefit. The Company shall pay the benefit under this Section 5.1 to the Executive's beneficiary in a lump sum during the ninety (90) day period following the Executive's death.

         5.2 Death During Payment of a Lifetime Benefit. If the Executive dies after any lifetime benefit payments have commenced under this Plan but before receiving all such payments, the Company shall pay the remaining benefits to the Executive's beneficiary in a lump sum during the ninety (90) day period following the Executive's death.

         5.3 Death After Termination of Employment But Before Payment of a Lifetime Benefit Commences. If the Executive is entitled to a lifetime benefit under this Plan, but dies prior to the commencement of said benefit payments, the Company shall pay the benefit under this Article 5 in a lump sum during the ninety (90) day period following the Executive's death.

                                    Article 6
                                  Beneficiaries

         6.1 Beneficiary Designations. The Executive shall designate a beneficiary by filing a written designation with the Company. The Executive may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Executive and accepted by the Company during the Executive's lifetime. The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. If the Executive dies without a valid beneficiary designation, all payments shall be made to the Executive's estate.

         6.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

                                    Article 7
                               General Limitations

         7.1 Termination for Cause. Notwithstanding any provision of this Plan to the contrary, the Company shall not pay any benefit under this Plan that is in excess of the Executive's Deferrals (the interest earned on the Deferral Account) if the Employer terminates the Executive's employment for:

                  (a) Gross negligence or gross neglect of duties to the Employer;

                  (b) Commission of a felony or of a gross misdemeanor involving moral turpitude in connection with the Executive's employment with the Employer; or

                  (c) Fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy committed in connection with the Executive's employment and resulting in an adverse effect on the Employer.

                  A Termination for Cause shall not be deemed to occur if the Termination of Employment occurs at any time after a Change in Control.

         7.2 Suicide or Misstatement. Notwithstanding any provision of this Plan to the contrary, the Company shall not pay any death benefit under this Plan exceeding the Deferral Account if the Executive commits suicide within two years after the date of this Plan, or if the Executive has made any material misstatement of fact on any application for life insurance purchased by the Company.

                                    Article 8
                          Claims and Review Procedures

         8.1 Claims Procedure. This Section 8.1 is based on final regulations issued by the Department of Labor and published in the Federal Register on November 21, 2000 and codified at 29 C.F.R. ss.2560.503-1. If any provision of this Section 8.1 conflicts with the requirements of those regulations, the requirements of those regulations will prevail.

                  For purposes of this Section, references to Disability benefit claims are intended to describe claims made by an Executive for Disability benefits pursuant to Section 4.2.

                  (a) Initial Claim. The Executive, a beneficiary or an entity that believes he or she is entitled to any benefit (a "Claimant") under the Plan may file a claim with the Company. The Company will review the claim itself or appoint another individual or entity to review the claim.

                           (i)      Benefit Claims that do not Require a
Determination of Disability. If the claim is for a benefit other than a Disability benefit, the Claimant will be notified within ninety (90) days after the claim is filed whether the claim is allowed or denied, unless the Claimant receives written notice from the Company or appointee of the Company before the end of the ninety (90) day period stating that special circumstances require an extension of the time for decision, such extension not to extend beyond the day which is one hundred eighty (180) days after the day the claim is filed.

                           (ii)     Disability Benefit Claims. In the case of a
benefits claim that requires a determination by the Company of an Executive's Disability status, the Company will notify the Claimant of the Company's adverse benefit determination within a reasonable period of time, but not later than forty-five (45) days after receipt of the claim. If, due to matters beyond the control of the Company, the Company needs additional time to process a claim, the Claimant will be notified, within forty-five (45) days after the Company receives the claim, of those circumstances and of when the Company expects to make its decision but not beyond seventy-five (75) days. If, prior to the end of the extension period, due to matters beyond the control of the Company, a decision cannot be rendered within that extension period, the period for making the determination may be extended for up to one hundred five (105) days, provided that the Company notifies the Claimant of the circumstances requiring the extension and the date as of which the Company expects to render a decision. The extension notice will specifically explain the standards on which entitlement to a Disability benefit is based, the unresolved issues that prevent a decision on the claim and the additional information needed from the Claimant to resolve those issues, and the Claimant will be afforded at least forty-five
(45) days within which to provide the specified information.

                           (iii)    Manner and Content of Denial of Initial
Claims. If the Company denies a claim, it must provide to the Claimant, in writing or by electronic communication:

                                    (A)      The specific reasons for the
denial;

                                    (B)      A reference to the Plan provision
or insurance contract provision upon which the denial is based;

                                    (C)      A description of any additional
information or material that the Claimant must provide in order to perfect the claim;

                                    (D)      An explanation of why such
additional material or information is necessary;

                                    (E)      Notice that the Claimant has a
right to request a review of the claim denial and information on the steps to be taken if the Claimant wishes to request a review of the claim denial; and

                                    (F)      A statement of the Executive's
right to bring a civil action under section 502(a) of ERISA following a denial on review of the initial denial.

                                    In addition, in the case of a denial of
Disability benefits on the basis of the Company's independent determination of the Executive's Disability status, the Company will provide a copy of any rule, guideline, protocol, or other similar criterion relied upon in making the adverse determination (or a statement that the same will be provided upon request by the Claimant and without charge).

                  (b)      Review Procedures.

                           (i)      Benefit Claims that do not Require a
Determination of Disability. Except for claims requiring an independent determination of an Executive's Disability status, a request for review of a denied claim must be made in writing to the Company within sixty (60) days after receiving notice of denial. The decision upon review will be made within sixty
(60) days after the Company's receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision will be rendered not later than one hundred twenty (120) days after receipt of a request for review. A notice of such an extension must be provided to the Claimant within the initial sixty (60) day period and must explain the special circumstances and provide an expected date of decision.

                                    The reviewer will afford the Claimant an
opportunity to review and receive, without charge, all relevant documents, information and records and to submit issues and comments in writing to the Company. The reviewer will take into account all comments, documents, records and other information submitted by the Claimant relating to the claim regardless of whether the information was submitted or considered in the initial benefit determination.

                           (ii)     Disability Benefit Claims. In addition to
having the right to review documents and submit comments as described in (i) above, a Claimant whose claim for Disability benefits requires an independent determination by the Company of the Executive's Disability status has at least one hundred eighty (180) days following receipt of a notification of an adverse benefit determination within which to request a review of the initial determination. In such cases, the review will meet the following requirements:

                                    (A)      The Company will provide a review
that does not afford deference to the initial adverse benefit determination and that is conducted by an appropriate named fiduciary who did not make the initial determination that is the subject of the appeal, nor is a subordinate of the individual who made the determination.

                                    (B)      The appropriate named fiduciary of
the Plan will consult with a health care professional who has appropriate training and experience in the field of medicine involved in the medical judgment before making a decision on review of any adverse initial determination based in whole or in part on a medical judgment. The professional engaged for purposes of a consultation in the preceding sentence will not be an individual who was consulted in connection with the initial determination that is the subject of the appeal or the subordinate of any such individual.

                                    (C)      The Company will identify to the
Claimant the medical or vocational experts whose advice was obtained on behalf of the Company in connection with the review, without regard to whether the advice was relied upon in making the benefit review determination.

                                    (D)      The decision on review will be made
within forty-five (45) days after the Company's receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision will be rendered not later than ninety (90) days after receipt of a request for review. A notice of such an extension must be provided to the Claimant within the initial forty-five (45) day period and must explain the special circumstances and provide an expected date of decision.

                           (iii)    Manner and Content of Notice of Decision on
Review. Upon completion of its review of an adverse initial claim determination, the Company will give the Claimant, in writing or by electronic notification, a notice containing:

                                    (A)      its decision;

                                    (B)      the specific reasons for the
decision;

                                    (C)      the relevant Plan provisions or
insurance contract provisions on which its decision is based;

                                    (D)      a statement that the Claimant is
entitled to receive, upon request and without charge, reasonable access to, and copies of, all documents, records and other information in the Plan's files which is relevant to the Claimant's claim for benefits;

                                    (E)      a statement describing the
Claimant's right to bring an action for judicial review under ERISA section 502(a); and

                                    (F)      if an internal rule, guideline,
protocol or other similar criterion was relied upon in making the adverse determination on review, a statement that a copy of the rule, guideline, protocol or other similar criterion will be provided without charge to the Claimant upon request.

                           (c)      Calculation of Time Periods. For purposes of
the time periods specified in this Section, the period of time during which a benefit determination is required to be made begins at the time a claim is filed in accordance with the Plan's procedures without regard to whether all the information necessary to make a decision accompanies the claim. If a period of time is extended due to a Claimant's failure to submit all information necessary, the period for making the determination will be tolled from the date the notification is sent to the Claimant until the date the Claimant responds.

                           (d)      Failure of Company to Follow Procedures. If
the Company fails to follow the claims procedures required by this Section, a Claimant will be deemed to have exhausted the administrative remedies available under the Plan and will be entitled to pursue any available remedy under ERISA section 502(a) on the basis that the Company (on behalf of the Plan) has failed to provide a reasonable claims procedure that would yield a decision on the merits of the claim.

                           (e)      Failure of Claimant to Follow Procedures. A
Claimant's compliance with the foregoing provisions of this Section is a mandatory prerequisite to the Claimant's right to commence any legal action with respect to any claim for benefits under the Plan.

                                    Article 9
                           Amendments and Termination

         9.1 Termination. Although the Company anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that the Company will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, the Company reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any or all of the Executives, by action of its Board of Directors. The termination of the Plan shall not adversely affect any Executive's or Beneficiary's entitlements as to the payment of any benefits under the Plan as of the date of termination, including the right of the Executive or beneficiary to be paid Plan benefits accrued through the date of termination in accordance with the Plan terms and the Executive's distribution elections in effect at the time of termination.

         9.2 Amendment. The Company may, at any time, amend or modify the Plan in whole or in part, by action of its Board of Directors; provided, however, that no amendment or modification shall be effective to decrease or restrict the rights of an Executive in his or her Deferral Account in existence at the time the amendment or modification is made, including the right to be paid Plan benefits accrued through the date of the amendment or modification in accordance with the Plan terms and the Executive's distribution elections in effect at the time of the amendment or modification.

                                   Article 10
                                  Miscellaneous

         10.1 Binding Effect. This Plan shall bind the Executive and the Company and their beneficiaries, survivors, executors, administrators and transferees.

         10.2 No Guarantee of Employment. This Plan is not a contract for employment. It does not give the Executive the right to remain an employee of the Employer, nor does it interfere with the Employer's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

         10.3 Non-Transferability. Benefits under this Plan cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

         10.4 Tax Withholding. The Employer shall withhold any taxes that are required to be withheld from the benefits provided under this Plan.

         10.5 Applicable Law. The Plan and all rights hereunder shall be governed by the laws of California, except to the extent preempted by the laws of the United States of America.

         10.6 Unfunded Arrangement. The Executive and the Executive's beneficiary are general unsecured creditors of the Company for the payment of benefits under this Plan. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Executive's life is a general asset of the Company to which the Executive and the Executive's beneficiary have no preferred or secured claim.

         10.7 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this Plan. Upon the occurrence of such event, the term "Company" as used in this Plan shall be deemed to refer to the successor or survivor company

         10.8 Entire Agreement. This Plan constitutes the entire agreement between the Company and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Plan other than those specifically set forth herein.

         10.9 Administration. The Company shall have powers which are necessary to administer this Plan, including but not limited to:

                  (a)      Interpreting the provisions of the Plan;

                  (b) Establishing and revising the method of accounting for the Plan;

                  (c)      Maintaining a record of benefit payments; and

                  (d) Establishing rules and prescribing any forms necessary or desirable to administer the Plan.

         10.10 Named Fiduciary. For purposes of ERISA, if applicable, the Company shall be the named fiduciary and plan administrator under this Plan. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

         10.11 Prohibited Acceleration/Distribution Timing. This Section shall take precedence over any other provision of the Plan to the contrary. If the timing of any distribution election would result in any tax or other penalty (other than ordinarily payable Federal, state or local income or payroll taxes), which tax or penalty can be avoided by payment of the distribution at a later time, then the distribution shall be made (or commence, as the case may be) on the first date on which such distributions can be made (or commence) without such tax or penalty; except to the extent that Section 409A requires that this Section be disregarded because it purports to nullify Plan terms that are not in compliance with Section 409A. Notwithstanding the generality of the foregoing, if an Executive makes an election during 2007 to change the timing or form of benefit payment under the Plan and an event occurs during 2007 that results, under the 2007 election, in a payment hereunder during 2007, the election during 2007 shall be disregarded (and the election in effect as of December 31, 2006 shall control) if following the 2007 election would result in a violation of
Section 409A under the IRS transition guidance in effect at the time the 2007 election would otherwise require payments to begin hereunder. Similarly, notwithstanding the generality of the foregoing, if an Executive makes an election during 2008 to change the timing or form of benefit payment under the Plan and an event occurs during 2008 that results, under the 2008 election, in a payment hereunder during 2008, the election during 2008 shall be disregarded (and the election in effect as of December 31, 2007 shall control) if following the 2008 election would result in a violation of Section 409A under the IRS transition guidance in effect at the time the 2008 election would otherwise require payments to begin hereunder.

                  Any payment made under this Plan shall be made on or during the period after the payment date or event specified herein; or, if later, by the date that is no later than (i) the later of the last day of the calendar year in which the payment date or event occurs or the fifteenth (15th) day of the third (3rd) calendar month following the date of the payment date or event, or (ii) the last day of such other, extended period as the IRS may prescribe, such as in the case of disputed payments or refusals to pay, provided the conditions of such extension have been satisfied. If an Executive who experiences a Termination of Employment is rehired, his or her distributions hereunder may not be suspended.

         10.12 Aggregation of Employers. To the extent required under Section 409A, if the Employer is a member of a controlled group of corporations or a group of trades or business under common control (as described in Code ss.414(b) or (c) but substituting a fifty percent (50%) ownership level for the eighty percent (80%) ownership level set forth in those Sections), all members of the group shall be treated as a single Employer for purposes of whether there has occurred a Termination of Employment and for any other purposes under the Plan as Section 409A shall require.

         10.13 Aggregation of Plans. If the Employer offers other account balance deferred compensation plans in addition to the Plan, those plans together with the Plan shall be treated as a single plan to the extent required under Section 409A for purposes of determining whether an Executive may make a deferral election within thirty (30) days of becoming eligible to participate in the Plan and for any other purposes under the Plan as Section 409A shall require.

         10.14 Reimbursement of Expenses in Enforcing Rights. All reasonable costs and expenses, including, without limitation, fees and disbursements of actuaries, accountants and counsels incurred by the Executive in seeking in good faith to enforce rights pursuant to this Plan shall be paid on behalf of or reimbursed to the Executive promptly by the Company. Except in the case of a Change of Control, the Executive shall be responsible to reimburse the Company for amounts expended by the Company under this Section if an enforcement action is initiated by the Executive hereunder and the Executive does not substantially prevail on the merits of such enforcement action.

         10.15 Offset for Obligations to Employer. If, at the time an Executive becomes entitled to a payment hereunder, the Executive has a debt, obligation or other liability to the Employer due and owing which has been incurred in the ordinary course of the service relationship, the Employer may offset the amount otherwise payable hereunder against the amount owed to the Employer, provided that the entire offset in an taxable year does not exceed five thousand dollars ($5,000) and the offset is taken at the same time and in the same amount as the debt otherwise would have been due from the Executive.


IN WITNESS WHEREOF, a duly authorized Company officer has signed this amended and restated Plan document as of January 1, 2007.


                                      Company:

                                      NORTH VALLEY BANCORP

                                      By     /s/ MICHAEL J. CUSHMAN
                                             -----------------------------------
                                      Title  President / Chief Executive Officer
                                             -----------------------------------

                                    EXHIBIT 1
                                       TO
                              NORTH VALLEY BANCORP
                      EXECUTIVE DEFERRED COMPENSATION PLAN


                 Participating Executives as of Effective Date:


Michael J. Cushman
Kevin R. Watson
Scott R. Louis
Roger D. Nash
Gary S. Litzsinger
Sharon L. Benson
Leo J. Graham

                                    EXHIBIT 2
                                       TO
                              NORTH VALLEY BANCORP
                      EXECUTIVE DEFERRED COMPENSATION PLAN


                                  COMPENSATION
                                  ------------
                             DEFERRAL ELECTION FORM
                             ----------------------

                  Deadline for Completion: December 31, ____*

Please Print in Ink:
-------------------

PARTICIPANT INFORMATION
-----------------------

Name:                      _____________________________________________________

Social Security Number:    _____________________________________________________

Address:                   _____________________________________________________

                           _____________________________________________________

Telephone Number:          _____________________________________________________


ELECTION TO DEFER
-----------------

I hereby elect to reduce my cash compensation to be earned during the above noted calendar year by the percentage(s) and/or amount(s) indicated below.


ELECTION TO DEFER REGULAR COMPENSATION
--------------------------------------

Regular Compensation Reduction
(Choose any whole percentage
from 0% to 100% or any whole
dollar amount):                     ____________________________________________


ELECTION TO DEFER BONUS
-----------------------

Bonus Reduction
(Choose any whole percentage
from 0% to 100% or any whole
dollar amount):                     ____________________________________________


         I acknowledge that I have been offered an opportunity to participate in the Plan. I will participate in the Plan in accordance with my elections on this form and authorize the Company to make the appropriate deductions (if any) from

___________________________

* Notwithstanding the above-indicated deadline, if you became first eligible to participate in this Plan mid-year, you may elect to defer compensation to be earned by you subsequent to your election and during the remainder of the year, as long as the election is made within 30 days after the date you first became eligible to participate.

my compensation, as indicated on this form. I understand that any compensation reduction election is subject to all of the applicable terms of the Plan. I acknowledge that any compensation reduction election made herein, if any, will continue until the end of the above indicated calendar year, unless subsequently changed by me, pursuant to rules contained in the Plan. I hereby acknowledge (a) that my Plan benefits are subject to the claims of the Company's creditors should the Company become bankrupt or insolvent, and (b) that a copy of the Plan document and related Trust Agreement are available to me upon request.


Date:    ___________________        ___________________________________________
                                    Signature

                                    EXHIBIT 3
                                       TO
                              NORTH VALLEY BANCORP
                      EXECUTIVE DEFERRED COMPENSATION PLAN


                              Benefit Election Form

Please Print in Ink:
-------------------

EXECUTIVE INFORMATION
---------------------

Name:                      _____________________________________________________

Social Security Number:    _____________________________________________________

Address:                   _____________________________________________________

                           _____________________________________________________

Telephone Number:          _____________________________________________________


I. FORM OF DISTRIBUTION. I REQUEST PAYMENTS UNDER THE PLAN TO BE MADE IN THE FOLLOWING FORMS AND AT THE FOLLOWING TIMES (CHECK ONE UNDER EACH CATEGORY):

         A. Section 4.1 (Termination of Employment). In the event benefit payments become payable to me under Section 4.1 (Termination of Employment), I hereby irrevocably elect that such payments be made to me in the following form:

                  (1) ____ As an annual benefit in twelve (12) equal monthly installments payable over twenty (20) years on the first day of each month commencing with the month following my Termination of Employment.

                  (2) ____ As an annual benefit in twelve (12) equal monthly installments payable over fifteen (15) years on the first day of each month commencing with the month following my Termination of Employment.

                  (3) ____ As an annual benefit in twelve (12) equal monthly installments payable over ten (10) years on the first day of each month commencing with the month following my Termination of Employment.

                  (4) ____ As an annual benefit in twelve (12) equal monthly installments payable over five (5) years on the first day of each month commencing with the month following my Termination of Employment.

                  (5) ____ As a lump sum form payable as soon during the ninety
(90) day period following my Termination of Employment.

         B. Section 4.2 (Disability). In the event benefit payments become payable to me under Section 4.2 (Disability), I hereby irrevocably elect that such payments be made to me in the following form:

                  (1) ____ As an annual benefit in twelve (12) equal monthly installments payable over twenty (20) years on the first day of each month commencing with the month following my Termination of Employment.

                  (2) ____ As an annual benefit in twelve (12) equal monthly installments payable over fifteen (15) years on the first day of each month commencing with the month following my Termination of Employment.

                  (3) ____ As an annual benefit in twelve (12) equal monthly installments payable over ten (10) years on the first day of each month commencing with the month following my Termination of Employment.

                  (4) ____ As an annual benefit in twelve (12) equal monthly installments payable over five (5) years on the first day of each month commencing with the month following my Termination of Employment.

                  (5) ____ As a lump sum form payable during the ninety (90) day period following my Termination of Employment.

         C. Section 4.3 (Change in Control). In the event benefit payments become payable to me under Section 4.2 (Change in Control), I hereby irrevocably elect that such payments be made or not made, as follows:

                  (1) ____ I hereby elect to have my Plan benefit payable upon a Change in Control in the form of a lump sum during the ninety (90) day period following a Change in Control.

                  (2) ____ I hereby elect not to have my Plan benefit payable upon a Change in Control, but instead to have my Plan Benefit paid upon the occurrence of a benefit entitlement event (e.g., Termination of Employment) occurring later.

         D. Section 4.5 (January 2008). I hereby elect to have my Plan benefit payable in January 2008, as follows:

                  (1) _____ I hereby elect to have the entirety of my Plan benefit distributed January 2008.

                  (2) _____ I hereby elect to have $_______ of my Plan benefit distributed January 2008, with the remainder being distributed in the future in accordance with the other benefit elections set forth above.

II.      BENEFICIARY DESIGNATION
         -----------------------

I hereby revoke any prior designations of death benefit beneficiary/ies under the Plan, and I hereby designate the following beneficiary/ies to receive any benefit payable on account of my death under the Plan, subject to my right to change this designation and subject to the terms of the Plan:

A.       Primary Beneficiary/ies
         -----------------------

Name, Address,     Relationship to     % of Plan     Date of     Social Security
Phone              Participant         Benefit       Birth       Number
-------------      ---------------     ---------     -------     ---------------



B. Contingent Beneficiary/ies (Will receive indicated portions of Plan benefit if no Primary Beneficiary/ies survive the Participant)

Name, Address,     Relationship to     % of Plan     Date of     Social Security
Phone              Participant         Benefit       Birth       Number
-------------      ---------------     ---------     -------     ---------------





         I acknowledge that I have been given a copy of the Plan and I agree that the above elections are subject to all of the terms of the Plan.


Date:    ___________________        ____________________________________________
                                    Executive's Signature